THE SWISS
                                    HELVETIA
                                   FUND, INC.

                                     A Swiss
                                   Investments
                                      Fund

                          THE SWISS HELVETIA FUND, INC.
                                Executive Offices
                          The Swiss Helvetia Fund, Inc.
                                630 Fifth Avenue
                                    Suite 915
                          New York, New York 10111-0001
                                 1-888-SWISS-00
                                 (212) 332-2760
                               http://www.swz.com

Semi-Annual Report
For the Six Months Ended
June 30, 1999

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Directors and Officers                         The Investment Advisor

Paul Hottinguer                       The Fund is managed by Hottinger Capital
Chairman and                          Corp., which is 100% owned by the
Chief Executive Officer               Hottinger Group.
Eric R. Gabus
Vice Chairman                         The Hottinger Group dates back to Banque
(Non officer)                         Hottinguer which was formed in Paris in
Alexandre de Takacsy                  1786, and is one of Europe's oldest
Director                              private banking firms. The Hottinger
Claude Frey                           Group has remained under the control of
Director                              the Hottinger family through seven
Baron Hottinger                       generations. It has offices in New York,
Director                              Zurich, Luxembourg, Geneva and the
Claude Mosseri-Marlio                 Bahamas.
Director
Didier Pineau-Valencienne
Director
Stephen K. West, Esq.                 EXECUTIVE OFFICES
Director                              The Swiss Helvetia Fund, Inc.
Samuel B. Witt III, Esq.              630 Fifth Avenue
Director                              Suite 915
Rodolphe Hottinger                    New York, New York 10111-0001
President and                         1-888-SWISS-00 (1-888-794-7700)
Chief Operating Officer               (212) 332-2760
Rudolf Millisits
Vice President                        FOR INQUIRIES AND REPORTS:
Edward J. Veilleux                    1-888-SWISS-00 (1-888-794-7700)
Vice President and Treasurer          Fax (212)332-7931
Paul R. Brenner, Esq.
Secretary                             WEBSITE ADDRESS
                                      http://www.swz.com
INVESTMENT ADVISOR
Hottinger Capital Corp.               The Fund
630 Fifth Avenue
Suite 915                             The Swiss Helvetia Fund, Inc. is a
New York, New York 10111-0001         non-diversified, closed-end investment
(212) 332-7930                        company whose objective is to seek
                                      long-term capital appreciation through
ADMINISTRATOR                         investment in equity and equity-linked
Investment Company Capital Corp.      securities of Swiss companies. The Fund,
                                      listed on the New York Stock Exchange
                                      under the symbol "SWZ," is managed by
CUSTODIAN                             Hottinger Capital Corp.
PFPC Trust Company
                                      Net Asset Value is calculated daily by
TRANSFER AGENT                        6:00 P.M. (Eastern Standard Time). The
PFPC,Inc.                             most recent calculation is available by
(800) 852-4750                        calling 1-888-SWISS-00 or by accessing
                                      our Website. Weekly Net Asset Value is
LEGAL COUNSEL                         also published in BARRON'S, the Monday
Paul R. Brenner, Esq. and             edition of THE WALL STREET JOURNAL and
Salans Hertzfeld Heilbronn            the Sunday edition of THE NEW YORK
Christy & Viener                      TIMES.

INDEPENDENT AUDITORS
Deloitte & Touche LLP

For Dividend Reinvestment Information, see page 20.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

Quarter in Review

Economic Environment

     The second quarter of 1999 has seen a continuation of the trends in place since the beginning of the year. Continental European economies suffered on different fronts with the exception of France and Spain. No major initiatives were launched to stimulate growth and there is still much to do to stimulate Western European economies. While overall economic growth was still weak, consumer confidence remained high and business confidence improved. Unemployment showed a better picture but at a very moderate pace.

     The difficulty in meeting Maastricht criteria, in terms of public deficit and public debt as a percentage of GDP, showed the structural problem of Euroland that we mentioned in our last two quarterly reports. All this resulted in a sharp depreciation of the Euro against the U.S. dollar and Japanese Yen.

     The Swiss franc has also depreciated, closely following the trend of the Euro. One reason is Switzerland's strong economic ties to Euroland.

Impact of Currency Changes on Performance
--------------------------------------------------------------------------------
                                    (Second     (Second     (First      (First
                                    Quarter     Quarter      Half        Half
                                     1999)       1999)       1999)       1999)
                                     U.S.        Swiss       U.S.        Swiss
                                    Dollar       Franc      Dollar       Franc
--------------------------------------------------------------------------------
The Swiss Helvetia Fund
Net Asset Value (total return)      -5.35%      -0.99%      -12.47%      -0.61%
Swiss Performance Index             -5.28%      -0.19%      -11.27%      +0.75%
--------------------------------------------------------------------------------

     The strength of the Anglo-Saxon and Asian countries as reflected in the solid performance of their stock markets, the weakness of the Euro and a large amount of equity supply coming to the market created a difficult and very competitive environment for both the European and the Swiss stock markets.


Swiss Economy and Stock Market

     Switzerland's real Gross Domestic Product for the first quarter of 1999 increased at a rate of 0.7% year-over-year. The industrial sector still felt the effect from last year's Asian crisis. Exports showed a modest increase of 1.4% after a 2.1% decline in the last quarter of 1998. Inventory reduction also played a large role in the weak economic growth. On the positive side, Swiss unemployment continued to decline to 2.7% in May against 3.9% for the entire year of 1998. Industrial production bounced back, rising by 0.3% in the first quarter of 1999 compared to a contraction of 0.7% in the last quarter of 1998.

     The combination of low unemployment, high consumer confidence and higher industrial output at a time when stockpiles have been run down, should bode well for the second half of 1999. In addition, money supply growth (M3) accelerated in May confirming a recovery in domestic lending.

     The performance of the Swiss stock market in the second quarter of the year was lukewarm, following the trend in the first quarter. Defensive sectors, which have very large weightings in the Swiss Performance Index, posted negative returns. The healthcare

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

sector suffered from concerns about the impact of proposed Medicare reform in the United States, from a very difficult trading environment in agribusiness (crop protection, pesticides, seeds), and from competitive pricing in the vitamin business. The insurance companies saw their stocks fall due to the occurrence of natural disasters (floods, avalanches) as well as due to the negative effect which rising interest rates had on their large bond portfolios.

--------------------------------------------------------------------------------
Sector Performance (12/30/98-6/30/99)

                                   Performance       Weighting in SPI
--------------------------------------------------------------------------------
Swiss Performance Index                0.75%             100.00%
Electronic & Electric Engr            37.24%               6.48%
Misc. Services                        25.75%               6.40%
Building mat. & construction          21.36%               1.89%
Banks                                 16.40%              20.72%
Machinery                             16.39%               1.94%
Misc. Industrials                     15.03%               2.60%
Retailers                              6.95%               0.53%
Utilities                              6.40%                .67%
Transportation                        -2.18%               0.75%
Foods & Luxury goods                  -5.14%              11.96%
Chemicals & pharmaceuticals           -8.50%              34.70%
Insurance                            -13.17%              11.37%


     International money allocations shifted out of the European markets because of the weakness of the currencies (induced by slow economic growth) and into Southeast Asia and South America where the potential for improvement from a very depressed situation was perceived to be better.

     Small caps (+14.17%) continued to outperform the overall market because of their higher sensitivity to economic recovery and their cheaper market valuation. Mid caps (+7.36%) started to outperform the index in the second quarter. Price-earnings multiples expanded for the small and mid caps while they contracted somewhat for the blue chips (slight reduction in earnings expectations).

In the printed version of the document, a line graph appears which depicts the following plot points.

                            SPI small cap          SPI mid-cap          SPI
        30-Dec-98                    100                  100              100
         4-Jan-99            100.0005789           101.245816         103.4044
         5-Jan-99            100.3574488           101.726891         104.7146
         6-Jan-99             100.920684           102.616136         106.3329
         7-Jan-99            100.8237242            101.37109         104.8827
         8-Jan-99            101.1241549           101.887592         106.0014
        11-Jan-99            100.3348731           100.536781         103.9817
        12-Jan-99            100.0408099           99.6141643         103.3822
        13-Jan-99             98.7713601           97.6677859         99.61664
        14-Jan-99            98.62432852           97.6156737         99.18281
        15-Jan-99            98.48511161           98.4476722         100.7325
        18-Jan-99            98.86542558           98.5159571         101.1879
        19-Jan-99            98.70826387           97.9614626          100.704
        20-Jan-99            98.83850838              98.2785         101.7854
        21-Jan-99            98.35718255           97.5532931         99.80054
        22-Jan-99            97.30104427           96.9674799         98.66604
        25-Jan-99            97.96644901           96.7985645         99.12411
        26-Jan-99            98.00031259           97.3823239         99.17458
        27-Jan-99            98.08887886           97.2937589         98.73119
        28-Jan-99            98.47469204           97.4678085         99.96198
        29-Jan-99            98.46050986           98.1170291         100.7809
         1-Feb-99            98.82722052            98.213809         101.8176
         2-Feb-99            98.35862971            98.429189         101.1301
         3-Feb-99            98.46600908           98.3244512         100.7247
         4-Feb-99             98.9840928           98.0120346         100.0812
         5-Feb-99            99.76469158           98.1814635         100.0689
         8-Feb-99            99.64110401           97.7868996         99.08653
         9-Feb-99            99.48538946           96.8614585         97.69141
        10-Feb-99            98.69523942           96.3480377         96.99608
        11-Feb-99            99.08944614           96.7349003         97.13483
        12-Feb-99            98.79769843           97.2506315         97.94846
        15-Feb-99            98.45819441           97.4444479         98.24332
        16-Feb-99            98.75312587           97.7381246          98.6438
        17-Feb-99               98.62867           97.1050767         98.96778
        18-Feb-99             98.3539988           96.8283429         98.16371
        19-Feb-99            98.42751459            96.602181         97.70498
        22-Feb-99            99.10189173             97.41775         99.34847
        23-Feb-99            98.98264564           97.7727805         100.2608
        24-Feb-99            99.38929795           98.1627236         101.3535
        25-Feb-99            98.73604937           97.5710061         99.79409
        26-Feb-99             98.8700565           97.8562114         99.40629
         1-Mar-99            98.45819441           97.5432814         98.61422
         2-Mar-99            98.34155321           96.8208983         98.27201
         3-Mar-99            98.89639483           96.3277576          98.4479
         4-Mar-99            99.61476568           96.9027889         99.96398
         5-Mar-99            100.1377698           97.7057791         101.3526
         8-Mar-99            100.6060711           97.7584047         100.9615
         9-Mar-99            100.8862415           97.9116608         101.8703
        10-Mar-99            101.1701746              98.2785         101.2448
        11-Mar-99            101.3235737           99.7920646         102.6882
        12-Mar-99            101.6827591           100.437691         102.0249
        15-Mar-99            102.2297861           100.502639         101.8721
        16-Mar-99            102.7322404           100.114493         101.6604
        17-Mar-99            103.4181949           100.474144         101.8574
        18-Mar-99            103.4025655           100.780656         101.5194
        19-Mar-99            104.6132606           101.803134         101.8639
        22-Mar-99            104.9707095           101.262245         101.1843
        23-Mar-99            104.5481384           100.143244         99.38227
        24-Mar-99            103.4940261           99.4062288         98.53662
        25-Mar-99            103.9767991           100.542686          100.239
        26-Mar-99             104.227158           100.276991          99.3289
        29-Mar-99            105.0731685           100.501612         100.3576
        30-Mar-99            105.5947254           100.754472         99.66067
        31-Mar-99            106.3067287           101.361335          100.937
         1-Apr-99            105.6129596           101.103341         100.8823
         6-Apr-99             106.709329            101.64192         101.4127
         7-Apr-99            107.7460753           102.443883         102.0731
         8-Apr-99            107.4604057           102.767338         103.4137
         9-Apr-99            107.9764634           103.670189         104.1151
        12-Apr-99            107.7692299           103.760294         103.8442
        13-Apr-99            108.3272553           104.178989         104.0288
        14-Apr-99             109.814937           104.144846         104.1091
        15-Apr-99            110.4247708           103.702021         102.4794
        16-Apr-99            110.4291123           103.086943         101.6477
        19-Apr-99            110.1778851           103.702534         102.7224
        20-Apr-99            107.8852922            102.89518         101.1796
        21-Apr-99            108.9347735           102.987852         101.1545
        22-Apr-99            109.5466333           103.533876         101.8634
        23-Apr-99            109.4855631           103.590609         101.6161
        26-Apr-99            109.9341831           104.183353         103.1747
        27-Apr-99            110.0528503           105.518504         104.9812
        28-Apr-99            110.2288251           105.552133         104.8656
        29-Apr-99            110.6146383           105.738761         104.2567
        30-Apr-99            111.5414004           106.748917         104.8353
         3-May-99            111.7969691           107.037202         106.1046
         4-May-99            112.1512341           107.428172         105.1413
         5-May-99            111.7492127           106.872394         104.2432
         6-May-99            112.3318399           107.112419         103.7024
         7-May-99            112.1989905           106.990224         103.4971
        10-May-99            112.5486246           107.108055          103.623
        11-May-99            113.0342919           107.579632         103.4598
        12-May-99            112.9332801           107.424578         102.9563
        14-May-99            112.3564416           106.445998         101.7669
        17-May-99            111.2644137           105.309028         99.79943
        18-May-99            112.3897263           106.260653         101.0233
        19-May-99            112.8050616           106.317643         101.2973
        20-May-99            113.5289316           107.313166         102.2981
        21-May-99            113.4837802           107.026421          101.666
        25-May-99            112.4716356           105.590126         99.47188
        26-May-99            112.6603455           105.525948          99.6291
        27-May-99            112.3318399           104.481394         97.88865
        28-May-99            112.2290914           104.771476         98.42544
        31-May-99            113.0814694           105.234069         99.93707
         1-Jun-99            112.6018802           104.881092         99.48789
         2-Jun-99            111.8881402           105.491549          100.638
         3-Jun-99            112.1622326           106.348962         101.8848
         4-Jun-99             112.713601           107.327542          103.221
         7-Jun-99            113.1590372             107.0811         103.9652
         8-Jun-99            113.3448527           107.020516         103.6993
         9-Jun-99            113.3529568           106.936829         103.8282
        10-Jun-99            112.9651176           106.955569         101.9259
        11-Jun-99            113.0571571           106.922196          101.766
        14-Jun-99            113.4311035           106.897039         101.8094
        15-Jun-99            113.2516556           107.170692         102.1925
        16-Jun-99            113.5106974           107.204834         102.7942
        17-Jun-99            113.7986825           107.491837         103.4973
        18-Jun-99            114.1627883           107.639959         104.1213
        21-Jun-99            114.8936047           108.363112         105.0824
        22-Jun-99            114.5720455           108.018093         103.9021
        23-Jun-99            114.1836274           107.630204          102.802
        24-Jun-99            113.8594633            107.16145         102.1681
        25-Jun-99            114.0464365           106.850574         101.2699
        28-Jun-99            114.1237149            106.98201          101.118
        29-Jun-99            114.0348592           107.471043         101.8868
        30-Jun-99            114.1700241           107.360914           100.75

Quarterly Results

     The Swiss Helvetia Fund's performance was consistent with the return of the Swiss Performance Index.

--------------------------------------------------------------------------------
Total Return Performance Based on Net Asset Value Per Share*
For the periods ended 6/30/99
--------------------------------------------------------------------------------
                      Year to
                        Date
                      Through      One    Three    Five      Ten    Since
                      6/30/99      Year   Years    Years    Years Inception
--------------------------------------------------------------------------------
The Swiss
Helvetia Fund         -12.47%    -12.54%  14.13%   14.88%   14.10%   10.46%
--------------------------------------------------------------------------------

* These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.

     The strategy of the Fund is to continue to take advantage of the improvement in the fundamentals of the global economy and of

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Switzerland specifically by selectively increasing exposure to economically sensitive stocks and to the small and mid caps in particular. Management expects these sectors to continue to show strong performance in the absence of any major financial crisis.

In the printed version of the document, a line graph appears which depicts the following plot points.

--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND--PORTFOLIO HOLDINGS PER INDUSTRY
AS OF JUNE 30, 1999
--------------------------------------------------------------------------------
Life Sciences                 18.8%
Pharmaceuticals               15.1
Banks                         14.3
Food & Luxury Goods           12.6
Insurance                     10.8
Electrical Engineering
and Electronics                6.5
Misc. Services                 5.1
Machinery                      3.1
Building Contractors
& Materials                    2.9
Chemicals                      2.6
Cash and Equiv.                2.6
Misc. Industries               2.3
Retailers                      1.6
Telecommunications             1.3
Transport                      0.4

Corporate Activity

     There was very little activity in mergers and acquisitions. Some interesting initial public offerings and secondary offerings came to the market. The Fund participated in Geberit's very successful IPO which outperformed the market. The company is a leader in production and installation of sanitary systems. The Fund also participated in Charles Voegele's IPO (fashion retailer) which also outperformed the market.

Outlook

     After six-months of consolidation, Management expects the situation to improve on the Swiss stock market. Earnings should be in line with or better than expectations. No further earnings downgrades are expected as companies go into the second part of 1999 with stronger fundamentals and easier comparisons (the third quarter of 1998 was weak). The strong dollar and strong yen should also have positive effects on earnings since most Swiss companies have substantial international exposure. The pick-up in Asian demand will also favor Switzerland's large industrial sector.

--------------------------------------------------------------------------------
The Swiss Helvetia Fund--
Ten Issues Having Greatest Appreciation in 1999(1)
--------------------------------------------------------------------------------
                             Market Price    Market Price
                                per share       per share
                                 in U.S.$        in U.S.$               %
                                    as of           as of    Appreciation
                                 12/31/98         6/30/99         1998-99
--------------------------------------------------------------------------------
 1.  PubliGroupe Ltd. (P)             306             545          78.10%
 2.  Compagnie Financiere
       Richemont AG (B)             1,414           1,917           35.57
 3.  Swisslog Holding AG (R)           95             121           27.37
 4.  Adecco SA (B)                    456             534           17.11
 5.  Mikron Holding AG (R)            200             226           13.00
 6.  Credit Suisse Group (R)          157             172            9.55
 7.  UBS AG Warrants                   16              17            6.25
 8.  Saia-Burgess (R)                 248             258            4.03
 9.  Bucher Holding Ltd. (B)          801             830            3.62
10.  Bon Appetit Holding
       AG (R)                         545             561            2.94

1 Among issues held for the full six months.
  (B)=Bearer Shares
  (R)=Registered Shares
  (P)=Participation Certificates

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. dollars)
As of June 30, 1999
--------------------------------------------------------------------------------
                                                                 % of Total
                                   Cost        Market Value      Net Assets
--------------------------------------------------------------------------------
 1.  Novartis Ltd.             $ 30,098,514    $ 75,676,369         18.8%
 2.  Roche Holding AG            15,895,280      57,883,703         14.3
 3.  Nestle AG                   17,348,232      48,485,062         12.0
 4.  Credit Suisse Group          7,207,699      19,315,297          4.8
 5.  Swiss Reinsurance
     Company                      5,838,682      18,976,792          4.7
 6.  UBS AG                       5,933,331      18,740,864          4.6
 7.  Zurich Allied Ltd.           5,196,372      18,422,875          4.6
 8.  ABB Ltd.                    11,749,971      15,224,804          3.8
 9.  Holderbank Financiere        7,136,284       9,411,463          2.3
     Glarus AG
10.  Adecco SA                    5,142,887       8,010,642          2.0
      Total                    $111,547,252    $290,147,871         71.9%
--------------------------------------------------------------------------------

Share Buy-Back Update and Discount Development

     As mentioned in our First Quarter Report, on February 5, 1999, the Board of Directors authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange during the balance of 1999. As of June 30, 1999, the Fund had repurchased 382,800 shares at an average price of $14.29 and an average discount of 17.96%. This had the result of enhancing shareholder value by $1,198,589.


Sincerely,


/s/ Paul Hottinguer
------------------------
Paul Hottinguer
Chairman and Chief Executive Officer



/s/ Rodolphe Hottinger
------------------------
Rodolphe Hottinger
President and Chief Operating Officer



July 21, 1999

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Review of Operations

Trading activity in the first half of 1999 involved changes in the following positions:

New Investments by the Fund            Securities Disposed of
----------------------------------     --------------------------------------
Barry Callebaut Ltd.                   Hero
Charles Voegele Holding AG             Straumann Holding Ltd.
Feintool International Holding         Swissair Convertible Bond, 0.25%
Forbo Holdings SA                      Usego-Hofer Curti AG
Geberit AG
Generali (Switzerland) Holding
Gretag-Imaging Holding AG
Logitech International SA
Oz Holding
Tecan AG
The Swatch Group of Switzerland
Vontobel Holding Ltd.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                           June 30, 1999
(Unaudited)
                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------
         Common Stocks and Warrants - 97.4%

         Banks - 14.3%

  3,500  Bank Sarasin & Co.
         Registered Shares           $ 5,991,153     1.5%
         Specializes in
         investment advisor
         services and
         portfolio management
         for private and
         institutional
         customers in Europe.
         (cost $4,138,291)

112,000  Credit Suisse Group(1)
         Registered Shares            19,315,297     4.8
         A global financial
         services institution
         whose main holding
         is Credit Suisse.
         (cost $7,207,699)

  2,000  Julius Baer Holdings Ltd.
         Bearer Shares                 5,680,215     1.4
         Banking group
         specializing in
         asset management,
         investment
         consulting and
         securities trading.
         (cost $3,660,089)

 1,500   Oz Holding
         Bearer Shares                 1,325,170     0.3
         Provides brokerage
         and banking
         services,
         specializing in
         Swiss futures and
         options. (cost
         $1,365,178)

                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------

         Banks - (continued)

         UBS AG
 60,000  Warrants expiring           $ 1,000,128     0.3%
         6/30/00(2)
         (cost $605,422)

 63,000  Registered Shares(1)         18,740,864     4.6
         Results of the
         merger of
         Basel-based Swiss
         Bank Corp. and
         Zurich-based Union
         Bank of Switzerland.
         Operates globally
         with five core
         business units:
         Private Banking,
         Institutional Asset
         Management,
         Investment Banking,
         Private and
         Corporate Customers,
         and Private Equity.
         (cost $5,933,331)

  4,000  Valiant Holding AG
         Registered Shares             1,851,519     0.5
         The largest regional
         bank of Switzerland
         with activities
         focused on mortgage
         loans and commercial
         business with small
         and mid-sized
         companies. (cost
         $1,916,008)

  2,400  Vontobel Holding Ltd.
         Bearer Shares                 3,762,021     0.9
         Provides investment,
         banking and
         consulting services
         to private and
         institutional
         customers. (cost
         $4,429,498)
                                      ----------    ----
                                      57,666,367    14.3

         Building Contractors & Materials - 2.9%

  4,000  Forbo Holdings SA
         Registered Shares             1,584,819     0.4
         Manufactures
         building materials
         and decorative home
         products. (cost
         $1,740,023)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               June 30, 1999
(Unaudited)

                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------
         Common Stocks and Warrants - (continued)

         Building Contractors & Materials - (continued)

  2,300  Geberit Ag
         Registered Shares(2)          $ 522,727     0.2%
         Manufactures and
         supplies water
         supply pipes and
         fittings,
         installation
         systems, drainage
         and flushing systems
         for the commercial
         and residential
         construction
         markets. (cost
         $490,913)

  8,000  Holderbank Financiere Glarus AG(1)
         Bearer Shares                 9,411,463     2.3
         Large cement
         producer with
         worldwide
         operations. (cost
         $7,136,284)
                                      ----------    ----
                                      11,519,009     2.9

         Chemicals - 2.6%

 16,000  Ciba Specialty Chemicals, Inc.
         Registered Shares             1,156,559     0.3
         Develops,
         manufactures and
         markets specialty
         chemical products
         worldwide. These
         products include
         additives,
         performance
         polymers, textile
         dyes, consumer care
         chemicals and
         pigments. (cost
         $108,644)

11,000   Clariant AG
         Registered Shares             4,513,399     1.1
         Specializes in color
         chemistry and
         manufactures a range
         of dyestuffs,
         pigments, chemicals,
         additives and
         masterbatches for
         the textile, paper,
         leather, plastics,
         synthetic fibers and
         paint industries.
         (cost $2,813,989)

                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------

         Chemicals - (continued)

    200  EMS Chemie Holding, AG
         Bearer Shares(2)             $  924,478     0.3%
         Produces polymers
         and manufactures
         high-grade chemical
         intermediates and
         fine chemicals.
         (cost $766,308)

  3,000  Gurit-Heberlein AG
         Bearer Shares                 1,702,141     0.4
         European market
         leader for wind
         screen bonding
         systems, ski based
         and optically pure
         thermoplastic
         sheeting for the
         auto industry. (cost
         $1,328,554)

  7,000  Sika Finanz AG
         Bearer Shares                 2,082,318     0.5
         Leading producer of
         construction
         chemicals. (Cost
         $1,877,743)
                                      ----------    ----
                                      10,378,895     2.6

         Electrical Engineering & Electronics - 6.5%

162,100  ABB Ltd(1)                   15,224,804     3.8
         ABB Ltd. is the
         holding company for
         ABB Asea Brown
         Boveri Ltd. (ABB
         Group) which is one
         of the largest
         electrical
         engineering firms in
         the world. (cost
         $11,749,971)

  3,000  Belimo Automation AG
         Registered Shares               910,694     0.2
         World market leader
         in damper and volume
         control actuators
         for ventilation and
         air conditioning
         equipment. (cost
         $746,174)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               June 30, 1999
(Unaudited)
                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------
         Common Stocks and Warrants - (continued)

         Electrical Engineering & Electronics - (continued)

 12,000  Gretag-Imaging Holding AG
         Registered Shares           $ 1,155,917     0.3%
         Manufactures image
         processing equipment
         and systems. (cost
         $1,100,502)

 10,000  Logitech International SA
         Registered Shares(2)          1,442,493     0.3
         Manufactures
         personal computer
         input devices, as
         well as, producing
         trackballs, desktop
         publishing programs,
         and related
         software. (cost
         $1,313,833)

  4,600  Saia-Burgess Electronics Holding AG
         Registered Shares             1,188,486     0.3
         Develops and
         produces switches,
         motors, and
         programmable control
         devices. Products
         are mainly used in
         the automobile,
         heating & air
         conditioning and
         telecommunications
         industries. (cost
         $1,136,053)

  7,000  The Swatch Group of Switzerland
         Bearer Shares                 4,694,192     1.1
         Manufactures
         watches, watch
         components and
         microelectronics.
         Produces machine
         tools for
         scientific, medical
         and industrial use
         and small electric
         and alternative fuel
         compact cars
         worldwide. (cost
         $4,341,613)


                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------

         Electrical Engineering & Electronics - (continued)

  9,000  Swisslog Holding, Inc.
         Registered Shares           $ 1,086,197     0.3%
         Provides turnkey
         delivery of
         automated material
         handling systems,
         storage, order
         picking and
         transport systems.
         Delivers its systems
         to production,
         distribution and
         service companies
         throughout Europe.
         (cost $735,745)

  2,000  Tecan AG
         Registered Shares               679,574     0.2
         Manufactures and
         distributes
         components and
         complete solutions
         for the automation
         of laboratory
         processes. (Cost
         $671,248)
                                      ----------    ----
                                      26,382,357     6.5

         Food & Luxury Goods - 12.6%

  5,000  Barry Callebaut Ltd.
         Registered Shares               762,918     0.2
         Produces and markets
         raw chocolate and
         other cocoa based
         products. (cost
         $800,593)

     60  Lindt & Sprungli AG
         Registered Shares             1,461,726     0.4
         Major manufacturer
         of premium Swiss
         chocolates. (cost
         $1,196,399)

 27,000  Nestle Ltd.(1)
         Registered Shares            48,485,062    12.0
         Largest food and
         beverage processing
         company in the
         world. (cost
         $17,348,232)
                                      ----------    ----
                                      50,709,706    12.6

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               June 30, 1999
(Unaudited)
                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------
         Common Stocks and Warrants - (continued)

         Insurance - 10.8%

  5,000  Baloise-Holding
         Registered Shares           $ 4,064,624     1.0%
         Medium-sized insurer
         active in all
         sectors of
         insurance. (cost
         $1,981,491)

  6,000  Generali (Switzerland) Holding
         Registered Shares             1,977,177     0.5
         An insurance,
         financial and real
         estate services
         company. (Cost
         $2,243,128)

 10,000  Schweizerische Ruckversicherungs-
         Gesellschaft
         (Swiss Reinsurance Company)(1)
         Registered Shares            18,976,792     4.7
         Second largest
         reinsurance company
         in the world. (cost
         $5,838,682)

 32,000  Zurich Allied Ltd.(1)
         Registered Shares            18,422,875     4.6
         A large worldwide
         insurance operator.
         (cost $5,196,372)
                                      ----------    ----
                                      43,441,468    10.8

         Life Sciences - 18.8%

 52,000  Novartis, Inc.(1)
         Registered Shares            75,676,369    18.8
         Life science group
         created by the
         consolidation of
         Sandoz and Ciba-
         Geigy. Manufactures
         health care products
         for use in a broad
         range of medical
         fields, as well as
         agricultural
         products. The second
         largest
         pharmaceutical
         entity in the world.
         (cost $30,098,514)
                                      ----------    ----
                                      75,676,369    18.8


                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------

         Machinery - 3.1%

  1,500  Bucher Holding Ltd.
         Bearer Shares               $ 1,245,352     0.3%
         Manufacturer of
         agricultural
         machines, special
         vehicles, fruit
         juice equipment and
         plastics machines.
         (cost $1,047,724)

  5,000  Feintool International Holding
         Registered Shares             1,282,216     0.3
         Supplier of
         integrated systems
         for fine-blanking
         and forming
         technologies. (cost
         $1,059,527)

  8,000  Georg Fischer AG
         Registered Shares             2,600,333     0.6
         A mechanical
         engineering group
         that is a market
         leader in vehicle
         engineering and
         pipeline systems.
         (Cost $2,609,553)

  7,250  Mikron Holding AG
         Registered Shares             1,636,107     0.4
         Machine tools and
         milling machine
         producer.
         (cost $1,059,120)

  1,700  Rieter Holding AG
         Registered Shares             1,017,951     0.3
         Leading supplier of
         spinning machinery
         for the textile
         industry. (cost
         $569,618)

  1,500  Saurer, Inc.
         Registered Shares(2)            808,758     0.2
         Machinery maker with
         dominant market
         share. (cost
         $665,366)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               June 30, 1999
(Unaudited)
                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------
         Common Stocks and Warrants - (continued)

         Machinery  - (continued)

  2,000  Schindler Holding AG
         Registered Shares           $ 3,051,673     0.8%
         One of the world's
         largest elevator
         companies and a
         leading Swiss
         machinery
         enterprise. (cost
         $2,569,092)

  1,400  SIG Swiss Industrial Company
         Holding Ltd.
         Registered Shares               831,132     0.2
         Medium-sized
         machinery
         manufacturer with
         interests in
         packaging, defense
         and railway
         industries. (cost
         $863,970)
                                      ----------    ----
                                      12,473,522     3.1

         Miscellaneous Industries - 2.3%

  3,800  Alusuisse-Lonza Group Ltd
         Registered Shares             4,414,412     1.1
         A major aluminum producing
         and processing company.
         (cost $2,765,161)

  3,000  Gretag-Macbeth Holding Ltd.
         Registered Shares               903,962     0.2
         Offers a spectrum of
         benchtop and
         portable color
         measurement
         instrumentation,
         color formulation
         and color quality
         control systems,
         densitometers and
         visual color
         standards. (cost
         $957,950)

  6,000  Huber & Suhner AG
         Registered Shares             1,707,911     0.4
         Manufactures a wide
         range of products,
         extending from
         cables for energy
         and electrical
         transmission to
         special products
         such as rubber.
         (cost $1,904,277)

                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------

         Miscellaneous Industries - (continued)

  2,500  Komax Holding Ltd.
         Registered Shares           $ 1,105,911     0.3%
         World leading
         manufacturer of wire
         processing machines.
         (cost $1,052,561)

  2,500  Phoenix Mecano AG
         Bearer Shares                 1,173,227     0.3
         Leading Swiss
         packaging
         manufacturer for the
         mechanical
         engineering and
         electronics
         industry. (cost
         $1,179,117)
                                      ----------    ----
                                       9,305,423     2.3

         Miscellaneous Services - 5.1%

 15,000  Adecco SA(1)
         Bearer Shares(2)              8,010,642     2.0
         Leading personnel
         and temporary
         employment company.
         (cost $5,142,887)

  3,500  Compagnie Financiere Richemont AG
         Bearer Shares                 6,709,193     1.7
         Investment company
         with principal
         interests in luxury
         goods and tobacco.
         (cost $3,155,503)

    700  Kuoni Travel Holding Ltd.
         Registered Shares             2,690,409     0.7
         Leader in the Swiss
         travel and tourism
         sector with
         subsidiaries in the
         United Kingdom,
         Germany, France and
         Austria. (cost
         $1,525,845)

  2,400  Moevenpick Holding
         Bearer Shares                 1,033,979     0.2
         Through its
         subsidiaries,
         invests in the hotel
         and restaurant
         business worldwide.
         The company also
         produces food items
         under the Moevenpick
         name, including ice
         cream, coffee,
         salmon and jams.
         (cost $829,529)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               June 30, 1999
(Unaudited)
                                                   Percent
No. of                                  Value       of Net
Shares         Security               (Note A)      Assets
--------------------------------------------------------------------------------
         Common Stocks and Warrants - (continued)

         Miscellaneous Services - (continued)

  4,000  PubliGroupe Ltd.
         Participation Certificates  $ 2,179,767     0.5%
         Largest Swiss
         advertising
         intermediary. (cost
         $777,588)
                                      ----------    ----
                                      20,623,990     5.1
         Pharmaceuticals - 15.1%

  2,500  Ares Serono SA
         Bearer Shares                 3,200,731     0.8
         Develops and markets
         pharmaceutical and
         diagnostic products,
         and is the worldwide
         market leader in
         pharmaceutical
         products for the
         treatment of
         infertility. (cost
         $2,944,367)

  5,650  Roche Holdings Ltd.(1)
         Dividend Rights Certificates 57,883,703    14.3
         Worldwide
         pharmaceutical
         company. (cost
         $15,895,280)
                                      ----------    ----
                                      61,084,434    15.1

         Retailers - 1.6%

  2,500  Bon appetit Holding AG
         Registered Shares             1,402,423     0.3
         Swiss market leader
         that operates "Cash
         and Carry". (cost
         $1,008,766)

 10,700  Charles Voegele Holding AG(2) 1,612,066     0.4
         Manufactures and
         markets a variety of
         clothing items for
         men, women and
         children. Operates
         approximately 385
         retail stores in
         Switzerland,
         Germany, Austria and
         the Benelux region.
         (cost $1,564,861)



         Retailers - (continued)

  1,500  Jelmoli Holding Ltd.
         Bearer Shares               $ 1,384,793     0.3%
         Operates a network
         of retail/service
         outlets throughout
         Switzerland,
         including local dry
         cleaners, auto body
         shops, opticians,
         interior decorators,
         travel agencies,
         restaurants,
         pharmacies and
         retailers. (cost
         $888,220)

 10,000  Valora Holding AG
         Registered Shares             2,295,166     0.6
         Operates
         restaurants, food
         vending machines and
         specialty retail
         stores. (cost
         $2,333,483)
                                      ----------    ----
                                       6,694,448     1.6

         Telecommunications - 1.3%

 14,000  Swisscom AG
         Registered Shares             5,250,673     1.3
         Operates public
         telecommunication
         networks and offers
         network application
         services. (cost
         $4,700,701)

                                      ----------    ----
                                       5,250,673     1.3

         Transport - 0.4%

  8,500  SAirGroup Holding Ltd.
         Registered Shares             1,773,785     0.4
         Switzerland's
         largest airline
         company. (cost
         $1,762,430)

                                      ----------    ----
                                       1,773,785     0.4

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                               June 30, 1999
(Unaudited)
                                                Percent
No. of                                 Value    of Net
Shares                               (Note A)   Assets
--------------------------------------------------------------------------------


773,760  Total Common Stocks and Warrants
         (Cost $192,849,020)(3)     $392,980,446     97.4%

         Other Assets In Excess
         of Liabilities               10,417,685      2.6
                                    ------------    -----

         Net Assets Applicable to
         24,259,232 Shares of Common
         Stock Outstanding          $403,398,131    100.0%
                                    ============    =====

         Net Asset Value Per Share
         ($403,398,131 divided by
          24,259,232)                     $16.63
                                          ======
--------------------------------------------------------------------------------

(1) One of the ten largest portfolio holdings.

(2) Non-income producing security.

(3) Aggregate cost for federal tax purposes.

See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.
------------------------------------------------------------------------------------------
Statement of Operations                   For the Six Months Ended June 30, 1999
(Unaudited)
------------------------------------------------------------------------------------------


Investment Income:
     Dividends (Less foreign taxes withheld of $811,472)                      $  4,598,341
     Interest                                                                          307
                                                                              ------------
       Total income                                                              4,598,648
                                                                              ------------
Expenses:
     Investment advisory fee                                                     1,630,260
     Administration fee                                                            219,367
     Directors' fees and related expenses                                          124,358
     Professional fees                                                             110,324
     Custodian fees                                                                 69,914
     Accounting fee                                                                 63,304
     Transfer agent fee                                                             51,113
     Miscellaneous                                                                  46,942
     Franchise tax                                                                  38,790
     Printing and postage                                                           29,516
                                                                              ------------
       Total expenses                                                            2,383,888
                                                                              ------------
Net investment income                                                            2,214,760
                                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
     Net realized gain from security transactions                               25,097,270
     Net realized foreign exchange loss                                         (1,684,722)
     Change in unrealized appreciation/depreciation of investments             (84,943,042)
     Change in unrealized appreciation/depreciation on translation
       of assets and liabilities denominated in foreign currency                  (361,125)
                                                                              ------------
     Net loss on investments                                                   (61,891,619)
                                                                              ------------
Net Decrease in Net Assets Resulting from Operations                          $(59,676,859)
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.
---------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                                               For the              For the
                                                                           Six Months Ended        Year Ended
                                                                               June 30,            December 31,
                                                                                1999(1)               1998
---------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets:
Operations:
     Net investment income                                                  $  2,214,760           $     30,371
     Net realized gain from security transactions                             25,097,270             23,170,402
     Net realized foreign exchange gain/(loss)                                (1,684,722)             2,462,144
     Change in unrealized appreciation/depreciation of investments           (84,943,042)            63,014,424
     Change in unrealized depreciation on translation of
       assets and liabilities denominated in foreign currency                   (361,125)               (14,447)
                                                                            ------------           ------------
     Net increase/(decrease) in net assets resulting
       from operations                                                       (59,676,859)            88,662,894
                                                                            ------------           ------------
Dividends to Shareholders from:
     Net investment income:                                                     (739,261)            (1,651,016)
     Capital Gains Distribution:                                                (616,051)           (23,126,547)
                                                                            ------------           ------------
       Total distributions to shareholders                                    (1,355,312)           (24,777,563)
                                                                            ------------           ------------
Capital Share Transactions:
     Value of shares repurchased through stock buyback                        (5,485,526)                    --
                                                                            ------------           ------------
     Total decrease from capital share transactions                           (5,485,526)                    --
                                                                            ------------           ------------
     Total increase/(decrease) in net assets                                 (66,517,697)            63,885,331
Net Assets:
     Beginning of period                                                     469,915,828            406,030,497
                                                                            ------------           ------------
     End of period                                                          $403,398,131           $469,915,828
                                                                            ============           ============
---------------------------------------------------------------------------------------------------------------

(1)Unaudited.
See Notes to the Financial Statements.

                          THE SWISS HELVETIA FUND, INC.

--------------------------------------------------------------------------------------------------------------------

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                             For the Six
                                             Months Ended               For the Year Ended December 31,
                                               June 30,     --------------------------------------------------------
                                                1999(5)        1998       1997      1996         1995         1994
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance(1):
  Net asset value at beginning of year         $  19.07     $  16.48   $  12.07   $  12.28     $   9.90     $  10.48
                                               --------     ---------  --------   --------     --------     --------
Income from Investment Operations:
  Net investment income                            0.09         0.00(4)   (0.02)      0.05         0.03         0.02
  Net realized and unrealized gain/(loss)
     on investments(2)                            (2.48)        3.60       4.86       0.12         3.41         0.06
                                               --------     ---------  --------   --------     --------     --------
  Total from Investment Operations                (2.39)        3.60       4.84       0.17         3.44         0.08
                                               --------     ---------  --------   --------     --------     --------
  Capital charge resulting from the issuance
    of fund shares                                   --           --         --         --        (0.73)       (0.03)
                                               --------     ---------  --------   --------     --------     --------
Less Distributions:
  Dividends from net investment income            (0.03)       (0.07)        --      (0.05)       (0.03)       (0.13)
  Distributions from net realized
    capital gains                                 (0.02)       (0.94)     (0.43)     (0.33)       (0.30)       (0.50)
                                               --------     ---------  --------   --------     --------     --------
  Total distributions                             (0.05)       (1.01)     (0.43)     (0.38)       (0.33)       (0.63)
                                               --------     ---------  --------   --------     --------     --------
  Net asset value at end of period             $  16.63     $  19.07   $  16.48   $  12.07     $  12.28     $   9.90
                                               ========     ========   ========   ========     ========     ========
  Market value per share, end of period        $  13.94     $  16.00   $  13.72   $   9.94     $  10.63     $   9.44
                                               ========     ========   ========   ========     ========     ========
Total Investment Return(3):
  Based on market value per share                (11.78)%      22.29%     42.67%     (2.93)%      16.30%      (10.67)%
  Based on net asset value per share             (12.47)%      21.37%     41.10%      1.98%       26.28%        1.47%
Ratios to Average Net Assets:
  Expenses                                         1.10%(6)     1.09%      1.17%      1.22%        1.38%        1.57%
  Net investment income/(expenses
    in excess of income)                           1.02%(6)     0.01%     (0.14)%     0.25%        0.27%        0.02%
Supplemental Data:
  Net assets at end of period (000)            $403,398     $469,916   $406,030   $296,008     $301,204     $181,795
  Average net assets during period (000)       $434,600     $464,967   $354,923   $306,069     $231,234     $184,112
  Portfolio turnover rate                            12%          13%        13%        19%          10%          28%
---------------------------------------------------------------------------------------------------------------------


(1) Per share amounts for the years ended December 31, 1994 through December 31, 1997 have been restated to reflect 2:1 stock split effective October 16, 1998.

(2)  Includes net realized currency gain.

(3) Total investment return based on market value differs from total investment return based on net asset value due to changes in the relationship between the Fund's market price and its net asset value per share.

(4)  Less than $0.01 per share.

(5)  Unaudited.

(6)  Annualized.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES - The Swiss Helvetia Fund, Inc. (the "Fund") which was incorporated in Delaware on October 24, 1986 and began operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

   When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

   SECURITY VALUATION - The Fund states its investments at value. The Fund values a security that is traded on the Swiss stock exchange at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. A security that is not traded on the Swiss stock exchange is valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund uses a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME - The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

   FOREIGN CURRENCY TRANSLATION - The Fund's books and records are maintained in U.S. dollars. The Fund translates Swiss franc amounts into U.S. dollars based on the following criteria.

   o The Fund adjusts asset and liability accounts to reflect the current exchange rate at the end of the period.

   o The Fund includes in the period's net realized foreign exchange gain, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.

   o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

   It is not practical for the Fund to distinguish the portion of its operation results attributable to exchange rate changes from the portion attributable to market price changes.

   FEDERAL INCOME TAXES - The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

   The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's month-end net assets. This fee is calculated and paid monthly at the following annual rates. 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of the amount over $600 million. For the six months ended June 30, 1999, advisory fees were $1,630,260 of which

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements                                       (concluded)

   $263,958 was payable at the end of the period. The Fund paid Hottinger & Cie $7,394 in brokerage commissions for the six months ended June 30, 1999.

   Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust Corporation, is the Fund's administrator. Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation which, in turn, is a wholly owned subsidiary of Deutsche Bank. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average monthly net assets. This fee is calculated weekly and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million, and 0.03% of the amount over $500 million.

   Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and/or ICC.

   PFPC Trust Company is the Fund's custodian and PFPC, Inc. is the Fund's transfer agent. Both organizations are wholly owned indirect subsidiaries of PNC Bank Corp. PFPC Trust Company and the Fund have entered into an agreement with Credit Suisse First Boston that provides for the custody of Swiss securities that the Fund holds.

C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 48,202 of the 24,259,232 shares outstanding on June 30, 1999.

D. DIRECTORS' FEES - The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $8,200 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $9,025. In addition, each unaffiliated director receives $750 for each attended directors' meeting, $750 for each committee meeting attended, if it is held separately, and reimbursement for out-of-pocket expenses in conjunction with attendance at meetings. Accrued directors' fees were $35,969 at June 30, 1999.

E. INVESTMENT TRANSACTIONS - Excluding short-term obligations, purchases of investment securities aggregated $49,588,805 and sales of investment securities aggregated $50,691,688 for the six months ended June 30, 1999.

   On June 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $201,693,913, aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $1,562,487 and net unrealized appreciation was $200,131,426.

   On February 5, 1999, the Fund's Board of Directors authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases. The Board of Directors also declared a long-term capital gains distribution in the amount of $0.025 per share and an income distribution in the amount of $0.03 per share for the remainder of the calendar year 1998. The distributions were paid on February 23, 1999 to shareholders of record on February 16, 1999. The ex-date was February 11, 1999.

F. FEDERAL INCOME TAX INFORMATION - Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.

G. NET ASSETS - At June 30, 1999, net assets consisted of:

   Paid-in capital                              $178,102,056
   Undistributed net investment income             2,214,281
   Undistributed net realized gain
      from security transactions                  23,341,278
   Unrealized appreciation of investments        200,131,426
   Unrealized currency translation loss             (390,910)
                                                ------------
                                                $403,398,131
                                                ============

   1999 Annual Meeting of Stockholders -- Voting Results

   At the May 19, 1999 Annual Meeting of Stockholders, Baron Hottinger and Messrs. Didier Pineau-Valencienne and Samuel B. Witt III were re-elected to the Board of Directors for three-year terms that expire in 2002. In addition, the accounting firm Deloitte & Touche LLP was selected as the Fund's independent auditors for the calendar year ending December 31, 1999. Deloitte & Touche has served as the Fund's independent auditors since the Fund's inception in 1987.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

STOCK REPURCHASE PROGRAM

On February 5, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange. The Board of Directors and Management expect to make these purchases from time to time during 1999. The principal purpose of the repurchases is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. This may also have the effect of temporarily reducing the current discount of approximately 15 percent.

--------------------------------------------------------------------------------
Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock in the open market in addition to the above program.
--------------------------------------------------------------------------------

CODE OF ETHICS

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940. The Codes of Ethics apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes of Ethics is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund.

The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

DISTRIBUTIONS

The following information summarizes all distributions declared by the Fund during the six months ended June 30, 1999.

Domestic Ordinary Income                           --
Foreign Source Income                             .03
                                                 ----
   Total Ordinary Income                          .03
                                                 ====
Long-Term Capital Gains                          .025
                                                 ----
   Total Distributions                           .055
                                                 ====

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan

THE PLAN

     The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

     The Plan is designed to allow all stockholders an opportunity to participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if your brokerage firm does permit such participation, you may not be able to transfer such shares to another broker who does not permit such participation. You are encouraged to contact your brokerage firm to determine any restrictions upon participation.

HOW DO I ENROLL IN THE PLAN?

     To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PFPC, Inc.

     To start the Plan with a specific dividend, please forward the form to your broker or PFPC 10 days prior to the record date for that dividend.

HOW DOES THE PLAN WORK?

     When a dividend is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, you will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, you will be issued shares at 95% of the market price of shares on the valuation date.

3. If net asset value exceeds the market price of shares on the valuation date, PFPC, as agent for the participants, will buy shares on the open market on the New York Stock Exchange or elsewhere, for your account.

     If, before PFPC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PFPC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION BE REINVESTED?

     As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

WILL STOCK CERTIFICATES BE ISSUED FOR TRANSACTIONS IN THE PLAN?

     You will be issued a stock certificate upon request.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

     There is no charge to participants for reinvesting dividends or distributions. PFPC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or distributions.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

     You may terminate your account under the Plan by notifying PFPC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

     Questions and correspondence concerning the Plan should be directed to:

     PFPC, Inc.
     P.O. Box 8950
     Wilmington, Delaware, 19899
     1-800-852-4750

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
                              AMENDMENT TO BY-LAWS

At the Board of Directors Meting held on March 18, 1999, the Board adopted an amendment to its By-Laws which requires among other things, that all matters, including the nomination and election of Directors, to be considered and brought before any annual or special meeting of stockholders of the Fund shall be limited to only such matters as shall properly be brought before such meeting in compliance with the provisions of the amendment. The amendment provides, that any stockholder nominee for director and any other stockholder proposal to be considered at an annual or special meeting requires a written notice to be provided to the Secretary of the Fund, in the case of an annual meeting, not less than 90 nor more than 120 days prior to the first anniversary of the annual meeting of stockholders for the preceding year and, in the case of a special meeting, not later than the close of business on the 10th day following the day on which the date of the special meeting is publicly announced or disclosed by the Fund. The exact text of the amendment to the By-Laws has been filed with the Securities and Exchange Commission.

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